Old Mutual Funds I
Supplement Dated October 18, 2011

This Supplement updates certain information contained in the currently effective Class A, Class C, Class Z and Institutional Class shares Prospectuses of Old Mutual Funds I dated November 23, 2010 as supplemented (each, a “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

On October 17, 2011, the Board of Trustees of Old Mutual Funds I approved an Agreement and Plan of Reorganization (the “Plan”) on behalf of the Old Mutual Funds I series portfolios (each an “Acquired Fund” and together, the “Acquired Funds”).  Pursuant to the Plan, each Acquired Fund’s assets and liabilities would be transferred to mutual funds advised by Touchstone Advisors, Inc. and shareholders in each Acquired Fund will become shareholders in the corresponding Touchstone mutual fund. The proposed reorganizations are as follows:

ACQUIRED FUND		ACQUIRING FUND
Old Mutual Analytic Fund	à	Touchstone Dynamic Equity Fund
Old Mutual Copper Rock Emerging Growth Fund	à	Touchstone Emerging Growth Fund
Old Mutual International Equity Fund	à	Touchstone International Equity Fund
Old Mutual Asset Allocation Conservative Portfolio	à	Touchstone Conservative Allocation Fund
Old Mutual Asset Allocation Balanced Portfolio	à	Touchstone Balanced Allocation Fund
Old Mutual Asset Allocation Moderate Growth Portfolio	à	Touchstone Moderate Growth Allocation Fund
Old Mutual Asset Allocation Growth Portfolio	à	Touchstone Growth Allocation Fund

Shareholders of each Acquired Fund as of the close of business on November 14, 2011 (the “record date”) will be asked to approve the reorganization of the applicable Acquired Fund at a shareholder meeting to be held on or about February 10, 2012.  If approved by shareholders and other closing conditions are satisfied, all of the assets and certain stated liabilities of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund and shareholders in each Acquired Fund will become shareholders in the corresponding Acquiring Fund. The reorganizations are expected to be effective during the second quarter of 2012.

A proxy statement providing notice of the shareholder meeting and details of the proposed reorganizations will be mailed to Acquired Fund shareholders as of the record date.  The proxy statement will also be available on the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Old Mutual Funds at 888-772-2888.

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Distributed by Old Mutual Investment Partners
R-11-065  10/2011